EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned agree that this Amendment No. 9 to Schedule 13D filed herewith relating to the shares of common stock of Chefs International, Inc. is filed jointly on behalf of each of the undersigned pursuant to Rule 13d-1(k) under the Exchange Act.

March 17, 2004                           /S/ MICHAEL F. LOMBARDI
                                         ---------------------------------------
                                         Michael F. Lombardi

                                         Lombardi & Lombardi, P.A.

                                         By:  /S/ MICHAEL F. LOMBARDI
                                              ----------------------------------
                                              Michael F. Lombardi, President

                                         Lombardi & Lombardi, P.A.
                                         Defined Benefit Pension Plan
                                         Dated June 28, 1984

                                         By:  /S/ MICHAEL F. LOMBARDI
                                              ----------------------------------
                                              Michael F. Lombardi, Trustee

                                         By:  /S/ ROBERT M. LOMBARDI
                                              ----------------------------------
                                              Robert M. Lombardi

                                         By:  /S/ JOSEPH S. LOMBARDI
                                              ----------------------------------
                                              Joseph S. Lombardi

                                         By:  /S/ ANTHONY M. LOMBARDI
                                              ------------------------------
                                              Anthony M. Lombardi

                                         By:  /S/ STEPHEN F. LOMBARDI
                                              ----------------------------------
                                              Stephen F. Lombardi

                                         Lombardi Restaurant Group, Inc.

                                         By:  /S/ MICHAEL F. LOMBARDI
                                              ----------------------------------
                                              Name: Michael F. Lombardi
                                              Title: President